PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
PROPERTY, PLANT AND EQUIPMENT, NET.
Schedule of property, plant and equipment, net

	As of December 31,
	2024	2025
	US$	US$
Software and electronic equipment	11,670	12,059
Buildings	4,763	4,971
Leasehold improvements	11,312	12,063
Total	27,745	29,093
Less: accumulated depreciation	(20,860)	(23,433)
Construction in progress	13	2
Property, plant and equipment, net	6,898	5,662